UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF COLORADO

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In re
                                        Case No. 97-24701 SBB
WESTERN PACIFIC AIRLINES, INC., a       Chapter 11
Delaware corporation,
                                        MC No. FB-25
Employer ID No. 86-0758778

Debtor
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                       ORDER AUTHORIZING DEBTOR TO OBTAIN
                       POSTPETITION FINANCING PURSUANT TO
            SECTIONS 364(C)(1) AND 364 (D) OF THE BANKRUPTCY CODE

      Upon the Motion (the "Motion") dated November 18, 1997 filed by Western Pacific Airlines, Inc. debtor and debtor in possession (the "Debtor"), seeking an order of this Court pursuant to Sections 364(c)(1) and 364(d) of title 11 of the United States Code, 11 U.S.C. Sections 101, ET SEQ. (the "Bankruptcy Code"), and Rule 4001 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), (1) authorizing the execution, delivery and performance by the Debtor of a Credit Agreement, dated December 3, 1997 (the "Credit Agreement;" capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement), entered into between the Debtor and Energy Management Corporation ("Energy") and Sundance Venture Partners, L.P. II (collectively, the "Lenders"), and (2) authorizing the Debtor to obtain post-petition financing (the "Financing") pursuant to the Credit Agreement up to the principal amount of $30,000,000 (a) with priority subject to the Carve-Out (as defined below) over any and all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code pursuant to


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Section  364(c)(1)  of the  Bankruptcy  Code,and  (b) to be secured  pursuant to
Sections 364(d)(1) of the Bankruptcy Code by a valid and perfected first priority senior security interest in and to the Collateral (as that term is defined in the Security and Pledge Agreement), including all of the property, assets or interest in property or assets of the Debtor of any kind or nature whatsoever, real or personal, now existing or hereafter acquired or created, including, without limitation, all property of the estate (within the meaning of the Bankruptcy Code) of the Debtor, including proceeds of any Avoidance Actions and Aircraft Leaseholds (as defined in the Security and Pledge Agreement) and all proceeds, rent, products and profits of the foregoing, prior to all other liens and interests, other than Permitted Liens; and pursuant to Bankruptcy Rule 4001(c)(1), due notice of the Motion having been given to the parties on the Limited Service List pursuant to this Court's Case Management Order and to those entities who have or claim a lien against any of the Debtor's assets; and upon the record of the hearing held on December 3, 1997 and upon all of the pleadings filed with the Court and all of the proceedings had before the Court, and after due deliberation and consideration and sufficient cause appearing therefor;

      It is FOUND, DETERMINED, ORDERED AND ADJUDGED, that:

       1. This Court has core jurisdiction over these proceedings and the parties and property affected hereby pursuant to 28 U.S.C. Sections 157(b) and 1334.

       2. The Motion (as amended, with such amendments reflected in the Credit Agreement) shall be, and hereby is, granted in all respects and all objections have either been resolved or are overruled.

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       3. The Debtor has an immediate need to obtain financing (i) to permit the orderly continuation of its business so the Debtor may reorganize and maximize the benefit to the creditors and the estate and (ii) to satisfy other working capital needs.

       4. The Debtor is unable to obtain adequate unsecured credit allowable under Section 503(b)(1) of the Bankruptcy Code as an administrative expense. The Debtor is also unable to obtain credit secured only by security interests or liens junior to the existing security interests or secured by liens on unencumbered property of the estate pursuant to SEctions 364(c)(2) or (3) of the Bankruptcy Code. A facility in the amount provided by the Credit Agreement is unavailable to the Debtor without the Debtor granting to the Lenders (i) pursuant to Section 364(c)(1) of the Bankruptcy Code, allowed claims,with respect to all indebtedness and obligations of the Debtor under the Credit Agreement, having priority over any and all administrative expenses of the kind specified in Sectons 503(b) and 507(b) of the Bankruptcy Code other than the Carve-Outs (defined below), and (ii) pursuant to Section 364(d)(1) of theBankruptcy Code, security for such obligations by the granting of a first priority valid and perfected senior security interest in and to the Collateral (as that term is defined in the Security and Pledge Agreement), including all of the property, assets or interest in property or assets of the Debtor of any kind or nature whatsoever, real or personal, now existing or hereafter acquired or created, including, without limitation, all property of the estate (within the meaning of the Bankruptcy Code) of the Debtor, including proceeds of any Avoidance Actions and Aircraft Leaseholds (as defined in the Security and Pledge Agreement) and all proceeds, rent, products and profits of the foregoing, prior to all other liens and interests, other than Permitted Liens. The ability of the Debtor to obtain sufficient working capital and liquidity through the incurrence of indebtedness for borrowed money and other financial accommodations is vital to the Debtor. The preservation and maintenance of the going concern value of the Debtor is integral to a successful reorganization of the Debtor pursuant to the provisions of Chapter 11 of the Bankruptcy Code.

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       5. The  Credit  Agreement,  the Pledge and  Security  Agreement,  and all
exhibits and other documents ancillary thereto have been negotiated in good faith and at arm's length between the Debtor and the Lenders and any credit extended and Loans made to the Debtor by the Lenders pursuant to the Credit Agreement shall be deemed to have been extended by the Lenders in good faith, as that term is used in Section 364(e) of the Bankruptcy Code.

       6. The Debtor is immediately authorized to borrow pursuant to the Credit Agreement up to an aggregate of $30,000,000 for the purposes, and upon the terms and conditions, provided for by the Credit Agreement.

       7. The Debtor is expressly authorized and empowered to execute and deliver, among other documents, the Credit Agreement, the Security Agreement and the Note in the form submitted to the Court (collectively, the "Loan Documents"). The terms and conditions of the Loan Documents are approved and the Debtor is authorized to execute, deliver and perform and do all acts that may be required in connection with the Loan Documents. Upon execution and delivery of the Loan Documents, the Loan Documents shall constitute valid and binding obligations of the Debtor, enforceable against the Debtor in accordance with their terms.

       8. The obligations of the Lenders to extend Loans under the Credit Agreement are expressly subject to the conditions provided for in the Credit Agreement.

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       9.  Subject  only to the  exceptions  expressly  set forth in the  Credit
Agreement for all of the Debtor's obligations and indebtedness arising under the Credit Agreement and the other Loan Documents, the Lenders hereby are granted pursuant to Section 364(c)(1) of the Bankruptcy Code an allowed claim having priority over any and all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code; from which claim a Carve-Out shall and hereby is made for the payment of (a) amounts payable pursuant to 28 U.S.C. Section 1930 (a)(6); (b) accrued and unpaid and future professional fees and expenses incurred by the Unsecured Creditors Committee and Committee member expense reimbursements in an aggregate amount not to exceed $350,000, and (c) accrued and unpaid and future professional fees and disbursements incurred by the Debtor in an aggregate amount not to exceed $600,000 (the "Carve-Outs"). Other than the Carve-Outs, no other claim, having a priority superior or PARI PASSU to that granted by this Order to the Lenders shall be granted while any amount under the Credit Agreement is unpaid or the commitment to extend further financing thereunder remains outstanding.

       10. No costs or expenses of administration of the Debtor's Chapter 11 case or any future proceeding or case which may result therefrom (including in any superseding chapter 7 case) shall be charged against the Collateral, pursuant to Section 506(c) of the Bankruptcy Code or otherwise, without the prior written consent of the Lenders and no such consent shall be implied from any action, inaction, or acquiescence by the Lenders.

       11. Subject only to the exceptions expressly set forth in the Credit Agreement as security for all of the Debtor's obligations and indebtedness arising under the Credit Agreement and the other Loan Documents, the Lenders


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hereby are granted  (effective  immediately  and without  the  necessity  of the execution  by the Debtor of  security  agreements  of  otherwise),  pursuant  to
Section 364(d)(1) of the Bankruptcy Code, (a) a first priority senior security interest in and lien upon all of the Collateral including, without limitation, the Pledged Stock; the proceeds of any kind resulting from any disposition of any Aircraft Leasehold, including proceeds in respect of any assumption and assignment of any Aircraft Leasehold, and including but not limited to any consideration payable by assignees to the Borrower for the right to obtain the assignment or any reimbursement to the Borrower of security deposits or maintenance reserves resulting from the assignee's assumption and performance of the obligation to pay such deposits or reserves; together with the proceeds thereof and the earnings thereon, such security interests and liens described in this paragraph being senior in all respects to any and all future liens, if any, which may encumber such Collateral and (b) a lien and security interest in all encumbered Collateral junior in priority only to valid encumbrances existing on the date of this Order, but excluding in all events the Excluded Property as defined in the Security and Pledge Agreement. The security interests and liens granted to the Lenders hereunder (i) shall not be (a) subject to any lien or security interest which is avoided and preserved for the benefit of the Debtor's estate under Section 551 of the Bankruptcy Code or otherwise or (b) subordinated to or made PARI PASSU with any other lien or security interest under Section 364(d) of the Bankruptcy Code or otherwise and (ii) are deemed valid, perfected and enforceable liens at all times from and after the date of entry of this Order, without regard to whether such liens and security interests are perfected under applicable non-bankruptcy law. Notwithstanding anything to the contrary, proceeds of the Collateral shall be applied in accordance with the priorities set forth in Section 5.8 of the Security and Pledge Agreement.

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       12. If an Event of Default has  occurred and is  continuing,  the Lenders shall have the following rights, among others:

            (i) to direct the Debtor to assume  and assign  pursuant  to Section
365(f) of the Bankruptcy Code any Aircraft Leasehold to an assignee designated by the Lenders;
            (ii) to  direct  the  Debtor  to seek any  consent  (other  than the consent of the lessor) necessary to the assumption and assignment or the assignment of any Aircraft Leasehold;
            (iii) to collect any  proceeds  payable to the Debtor as a result of any disposition of the Aircraft Leasehold, including but not limited to any consideration payable by the assignees to the Debtor for the right to obtain the assignment or any reimbursement to the Debtor of security deposits or maintenance reserves resulting from the assignee's assumption and performance of the obligation to pay such deposits or reserves.

       13. The Debtor shall use the amounts borrowed under the Credit Agreement only for the purposes permitted thereunder.

       14. The Lenders shall not be required to file or record financing statements, notices of lien or similar instruments in any jurisdiction or to take any other action to validate and perfect the security interests and liens granted to it pursuant to this Order. The automatic stay is hereby modified solely for the purpose of authorizing Lenders to record financing statements, notices of liens or similar statements as the Lenders deem reasonably necessary.

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       15. In making  decisions  to make  Loans to the  Debtor  under the Credit
Agreement or to collect the indebtedness and obligations of the Debtor arising thereunder, the Lenders shall not be deemed to be in control of the operations of the Debtor or to be acting as a "responsible person" or "owner or operator" with respect to the operation or management of the Debtor (as such terms, or any similar terms, are used in the United States Comprehensive Environmental Response, Compensation, and Liability Act, as amended, or in any similar federal or state statute).

       16. Upon request of the Lenders, the Debtor is directed to take, execute and deliver such instruments and do all things necessary to perfect, preserve and enforce the security interests and liens granted to the Lenders by the Loan Documents and this Order.

       17. The Debtor is authorized and directed to do and perform all acts, to make, execute and deliver all instruments and documents to consummate the transactions described in the Credit Agreement (including, without limitation, the Loan Documents and related security documents and financing statements).

       18. The Debtor is authorized and, as provided in the Credit Agreement, directed to pay the following fees under the Credit Agreement: (i) the remaining nonrefundable portion of the Facility Fee in the amount of $125,000; (ii) the second enumerated Termination Fee of $150,000 (which fee shall be in accordance with Section 2.4(d) of the Credit Agreement); (ii) the third enumerated Termination Fee of $1,000,000 upon the occurrence of the Effective Date, and 10 percent of each class of equity of the reorganized Debtor upon the occurrence of the Subsequent Advance Date; (iii) the Extension Fee in the amount of $500,000 payable on March 16, 1998 unless the Financing has been repaid in full and terminated prior to such date; (iv) the Commitment Fee of 0.5 percent per annum on the unused amount of the Financing; (v) the Expense Reimbursement referred to in the Credit Agreement; and (vi) such other costs and expenses as may be due from time to time including, without limitation, reasonable attorneys' fees and disbursements as provided in the Loan Documents.

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       19. Upon either (a) the  occurrence of an Event of Default (as defined in the Credit Agreement) or (b) termination of the Financing thereunder, the automatic stay granted by Section 362 of the Code shall be lifted to permit foreclosure on the Collateral upon five business days' notice of the Event of Default or termination event by the Lenders to the Borrower, the Unsecured Creditors' Committee and Hunt Petroleum/GFI. During such five-day period after such notice, the Borrower and the Unsecured Creditors' Committee shall have the right to prevent such lifting of the automatic stay on the sole basis that such Event of Default or termination event has not occurred. If the stay is lifted and the Lenders initiate any foreclosure on Collateral in which Hunt/GFI claims an interest, then Hunt/GFI shall have relief from the stay also to foreclose only such Collateral.

       20. The Loan Documents and the provisions of this Order shall be binding upon the Lenders and the Debtor and their respective successors and assigns (including any trustee hereinafter appointed or elected for the estate of the Debtor) and shall inure to the benefit of the Lenders and the Debtor and (except with respect to any trustee hereinafter appointed or elected for the estate of the Debtor) their respective successors and assigns.

       21. If any or all of the provisions of this Order are hereafter reversed, modified, vacated or stayed, such reversal, stay, modification or vacation shall not affect (a) the validity of any obligation, indebtedness or liability incurred by the Debtor to the Lenders prior to written notice to the Lenders of the effective date of such reversal, stay, modification or vacation, or (b) the validity and enforceability of any lien or priority authorized or created hereby or pursuant to the Loan Documents. Notwithstanding any such reversal, stay, modification or vacation, any indebtedness, obligation or liability incurred by the Debtor to the Lenders prior to written notice to the Lenders of the effective date of such reversal, stay, modification or vacation shall be governed in all respects by the Loan Documents and the original provisions of this Order, and the Lenders shall be entitled to all the rights, remedies, privileges and benefits, granted herein and pursuant to the Loan Documents with respect to all such indebtedness, obligation or liability.

       22. The provisions of this Order shall be effective upon entry of this Order. All actions taken pursuant to this Order and the terms of this Order shall survive the entry of, and shall govern with respect to any conflict with, any order that may be entered confirming a plan of reorganization of the Debtor or that may be entered converting the Chapter 11 case of the Debtor to a Chapter 7 case. No order confirming a plan will alter or impair the rights of the Lenders under this Order without the prior written consent of the Lenders. The terms and provisions of this Order as well as the liens and security interests and all rights of the Lenders and all obligations of the Debtor created or arising pursuant to this Order shall continue in this Chapter 11 case and any superseding proceedings under the Bankruptcy Code, and such liens and security interests shall maintain their priority as provided by this Order until all Loans are satisfied by payment in full and are thereby discharged.

       23. To the extent any of the terms and conditions of the Credit Agreement are in conflict with the terms of this Order, the provisions of this Order shall control.

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       24. The notice  given by the  Debtor of the  Motion  constitutes  due and sufficient notice of the Motion.

       25. Notwithstanding anything to the contrary, the Lenders shall have no rights to recoupment or any other rights with respect to: (1) any payments made in respect of fees and expenses of professionals under Sections 330, 331 and 1103 of the Bankruptcy Code, including the out-of-pocket costs and expenses of individual members of the Creditors' Committee, accrued, but unpaid, as of December 1, 1997 (nothing contained herein shall prevent the Lender from objecting to the allowance of any fees and expenses of such professionals); (ii) any Carve-Out Expenses; (iii) court-approved adequate protection payments in the nature of prepayments or substantially contemporaneous payments for goods and services provided to the Borrower; and (iv) any other administrative expenses paid or incurred by the Borrower in the ordinary course of business during the Chapter 11 Case. Dated: December ____, 1997

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                                    UNITED STATES BANKRUPTCY JUDGE



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